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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                         Date of Report
                       November 9, 1999


                GRAND CENTRAL SILVER MINES, INC.
     (Exact name of registrant as specified in its charter)

                             UTAH
         (State or other jurisdiction of incorporation)

0-17048                            87-0429204
(Commission File No.)              (IRS Employer ID)

                       950 Third Avenue
                           Suite 2500
                   New York, New York   10022
     (Address of principal executive offices and Zip Code)

                         (972) 306-4880
      (Registrant's telephone number, including area code)



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ITEM 5.  Other Events.

     On September 8, 1999, the Registrant acquired 660,000 shares of common stock of Sterling Mining Company in consideration of $660,000. The 660,000 shares of common stock represents 4.6% of the total outstanding shares of Sterling Mining Company.

     In order to raise the $660,000 to acquire the 660,000 shares of Sterling Mining Company, the Registrant sold 660,000
"restricted" shares of its common stock to 1 investor.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GRAND CENTRAL SILVER MINES, INC.





                         BY:  /s/ John Charles Skip Headen
                              John Charles Skip Headen
                              President